UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2021

COMPASS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-55939	82-4876496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Guest Street Suite 601
Boston, Massachusetts		02135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 500-8099

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CMPX	OTCQB Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 30, 2021, Compass Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of the merger of Trigr Therapeutics, Inc. (“TRIGR”), a private biotechnology company (the “Merger”). The Company is filing this Amendment No. 1 to the Initial Form 8-K to provide certain historical financial information of the Company and unaudited pro forma condensed combined financial information of the Company after giving pro forma effect to the Merger as required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

a) Financial Statements

The audited financial statements of TRIGR as required by Item 9.01(a), as of and for the year ended December 31, 2020, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed interim financial statements of TRIGR as of and for the three months ended March 31, 2021 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2021 are attached hereto as Exhibit 99.3 and are incorporated herein by reference

c) Exhibits

23.1 Consent of CohnReznick LLP, independent auditors for TRIGR

99.1 Audited financial statements of TRIGR of December 31, 2020 and for the twelve months ended December 31, 2020

99.2 Unaudited condensed interim financial statements of TRIGR as of March 31, 2021 and for the three months ended March 31, 2021

99.3 Unaudited pro forma condensed combined financial information of the Company as of March 31, 2021 and for the three months ended March 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Compass Therapeutics, Inc.

Date:	August 4, 2021	By:	/s/ Thomas J. Schuetz
Thomas J. Schuetz, M.D. Chief Executive Officer